UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 18, 2020 (May 15, 2020)

Bank First Corporation

(Exact name of registrant as specified in its charter)

Wisconsin	001-38676	39-1435359
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

402 North 8th Street, Manitowoc, WI	54220
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(920) 652-3100

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BFC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for company with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 2.01	Completion of Acquisition or Disposition of Assets.

Effective May 15, 2020, Bank First Corporation, a Wisconsin corporation (“BFC”), completed its previously-announced merger (the “Merger”) with Tomah Bancshares, Inc., a Wisconsin corporation (“TB”), pursuant to that certain Agreement and Plan of Merger by and between BFC and TB, dated November 19, 2019 (the “Merger Agreement”). At the closing, TB merged with and into BFC, with BFC as the surviving corporation. Following the Merger, TB’s wholly-owned subsidiary bank, Timberwood Bank, merged with and into BFC’s wholly-owned subsidiary bank, Bank First, N.A. (“Bank First”), with Bank First as the surviving bank and continuing its corporate existence under the name “Bank First, N.A.” (the “Bank Merger”, and together with the Merger, the “Mergers”).

Pursuant to the Merger Agreement, TB shareholders are entitled to receive for each share of TB common stock outstanding immediately prior to the Merger 5.1445 shares of BFC’s common stock. Each outstanding share of BFC common stock remained outstanding and was unaffected by the Mergers. As a result of the Mergers, BFC will issue approximately 576,604 shares of BFC common stock in the aggregate to former TB shareholders.

The foregoing description of the Mergers and the Merger Agreement does not purport to be complete and is qualified in its entirety by the Merger Agreement, which is incorporated herein by reference to Exhibit 2.1 to BFC’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 20, 2019.

Item 8.01	Other Events.

On May 18, 2020, BFC issued a press release announcing the completion of the Mergers. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release, dated May 18, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK FIRST CORPORATION

Date: May 18, 2020	By:	/s/ Kevin M. LeMahieu
Kevin M. LeMahieu
Chief Financial Officer